16. Subsequent Events	6 Months Ended	12 Months Ended
	Jun. 30, 2019	Dec. 31, 2018
Subsequent Events [Abstract]
Subsequent Events

NOTE 17 – SUBSEQUENT EVENTS

In August 2019, the Company was advised that its application to trade its Common Stock on the OTC “Pink Sheets” had been approved. The Company is now in the process of applying for listing of its Common Stock for trading on the OTCQX exchange.

NOTE 16 – SUBSEQUENT EVENTS

Effective January 9, 2019, the Company executed a letter agreement with 4Front Capital Partners, Inc., Toronto, Canada (“4Front), whereby 4Front agreed to act as the Company’s exclusive placement agent in connection with a proposed private offering of up to $6 million of either debt or equity securities, or a combination of the same, at a price to be determined, on a “best efforts” basis.

Effective March 7, 2019, the Company acquired 100% of the stock of Impact Engineering, Inc. (“Impact”), a provider of mechanical and electrical engineering services. Management believes the acquisition of Impact will improve the Company’s ability to better serve its current and future customer base by expanding on the fully integrated products and services offered by the Company.

In connection with the acquisition of Impact, the Company issued 500,000 shares of the Company’s common stock to the owner of Impact. The fair value of each share of common stock was determined to be $2.00 by management of the Company, resulting in a total purchase price for Impact of $1,000,00. The assets and liabilities associated with the purchase of Impact are estimated to be negligible and the Company expects that the majority of the purchase price will be reflected as goodwill. Legal and other costs associated with the acquisition were approximately $50,000 and will be expensed by the Company.